Exhibit 10.31

AMENDMENT TO

THE EXCHANGE AGREEMENT

November 14, 2012

This is an AMENDMENT (this “Amendment”) to the Amended and Restated Exchange Agreement, dated as of August 1, 2012, by and among Och-Ziff Capital Management Group LLC, Och-Ziff Holding Corporation, Och-Ziff Holding LLC, OZ Management LP, OZ Advisors LP, OZ Advisors II LP and the Och-Ziff Limited Partners and Class B Shareholders from time to time party thereto (as amended, restated, supplemented or modified from time to time, the “Exchange Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Exchange Agreement.

R  E  C  I  T  A  L  S:

WHEREAS, the parties hereto desire to enter into this Amendment to make the modifications set out herein to the terms and conditions of the Exchange Agreement pursuant to Section 3.1(c) thereof.

A  M  E  N  D  M  E  N  T:

1. Amendment. The parties hereto agree that Section 2.2(b)(i) and Section 2.2(b)(ii) of the Exchange Agreement are hereby amended with respect to the Ziffs such that any Exchange Notice to be provided by the Ziffs with respect to an A Exchange pursuant to Section 2.1(a)(i) of the Exchange Agreement shall only be effective if such Exchange Notice is provided at least 61 days prior to the applicable Quarterly Exchange Date.

2. Exchange Agreement. Except as hereby amended, the Exchange Agreement shall remain unchanged and in full force and effect and nothing in this Amendment shall have any effect on the procedures applicable to the exercise by the Ziffs of their rights with respect to a B Exchange pursuant to Section 2.1(a)(ii) of the Exchange Agreement.

3. General. This Amendment shall be binding on the executors, administrators, estates, heirs, legal successors and representatives of each of the undersigned.

4. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflicts of laws principles thereof).

5. Pronouns. Wherever from the context it appears appropriate, each pronoun stated in the masculine, the feminine or neuter gender shall include the masculine, the feminine and the neuter.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(Signatures Follow)

IN WITNESS WHEREOF, this Amendment is executed and delivered as of the date first written above by each of the undersigned, and the undersigned do hereby agree to be bound by the terms and provisions set forth in this Amendment.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

OCH-ZIFF HOLDING CORPORATION

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

OCH-ZIFF HOLDING LLC

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

EXCHANGE COMMITTEE

By:	/s/ Daniel S. Och
Name:	Daniel S. Och
Title:	Chairman

CONSENTED TO BY:

ZIFF INVESTORS PARTNERSHIP, L.P. II By: Ziff Investment Management, L.L.C., its general partner

By:	/s/ David Gray
Name:	David Gray
Title:	Vice President

ZIFF INVESTORS PARTNERSHIP, L.P. IIA By: Ziff Investment Management, L.L.C., its general partner

By:	/s/ David Gray
Name:	David Gray
Title:	Vice President